EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of December 31 2013 by and among Northeast Automotive Holdings, Inc., a corporation organized under the laws of Nevada (the “Company”), and each purchaser identified on the signature pages hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, the Company is conducting a private offering (the “Offering”) consisting of a minimum of $2,000,000 of Units, as defined below and a maximum of $4,500,000 of Units, with each Unit consisting of five (5) shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and one (1) five-year warrants to purchase shares of the Company’s Common Stock at an exercise price of $0.32 per share (the “Warrants”), pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated under Regulation D (“Regulation D”) thereunder in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “Commission”);

WHEREAS, the Offering is described in a Private Placement Memorandum dated August 16, 2013 (the “Memorandum”) and

WHEREAS, each Purchaser desires to purchase that number of Units set forth on such Purchaser’s signature page attached hereto on the terms and conditions hereinafter set forth; and

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. PURCHASE AND SALE OF UNITS

Section 1.1 Purchase and Sale of Units; Form of Payment. Upon the terms and conditions set forth herein, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser severally, but not jointly, shall irrevocably purchase from the Company such number of Units as is set forth on such Purchaser’s signature page hereto in exchange for payment by such Purchaser of the amount (the “Purchase Price”) as is set forth on such Purchaser’s signature page hereto. Pending the sale of the Minimum Offering Amount of Units, all funds paid hereunder shall be deposited in an escrow account (“Escrow Account”) with Cross River Bank (the “Escrow Agent”). Each Purchaser shall deliver its respective Purchase Price for the Units to be issued and sold to such Purchaser at the Closing by wire transfer of immediately available funds to the Escrow Account in accordance with the following wiring instructions, such funds to be wired at the time such Purchaser executes this Agreement:

Account Name:
Acct #:
ABA/Routing #:
SWIFT Code:
Address:

Section 1.2 Offering Period; Closing. The Units will be offered for sale until the earlier of (a) the date upon which subscriptions for all of the Units offered in the Offering have been accepted by the Company; (b) the date upon which the Company and the Placement Agent elect to terminate the Offering; or (c) September 30, 2013, subject to the right of the Company to extend the Offering for a period of up to 60 days (the “Termination Date”). Each Purchaser acknowledges and understands that the Offering is being made on an “all-or-none” basis for the Minimum Offering Amount and a “best efforts” basis for the Maximum Offering Amount. Each Purchaser acknowledges and understands that the Closing hereunder shall be conducted only upon the receipt and acceptance by the Company of subscriptions for all of the Units offered in the Offering. The closing of the purchase and sale of the Units (the “Closing”) to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of Cyruli Shanks Hart & Zizmor, LLP counsel to the Company, at 1:00 p.m., New York time on such date as the Placement Agent and the Company may agree upon; provided, that all of the conditions set forth in Article III hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith (the “Closing Date”).

Section 1.3 Deliveries at Closing. Subject to the terms and conditions of this Agreement, at the Closing (a) the Company shall issue that number of Units set forth on such Purchaser’s signature page hereto in the name of each such Purchaser; and (b) such Purchaser’s Purchase Price for the Units being purchased by such Purchaser will be delivered on behalf of each such Purchaser from the Escrow Account to the Company. Each Purchaser acknowledges and agrees that certificates evidencing the Common Stock and the Warrants will not be issued and delivered at the Closing and further acknowledges and agrees that the Company shall issue certificates evidencing the Common Stock and the Warrants within ten (10) days of the Closing.

Section 1.4 Kogeto Acquisition Transaction. The parties hereto acknowledge that the Closing will be subject to, among other things, the consummation of the acquisition by the Company of Kogeto, Inc., a Delaware corporation, pursuant to an Agreement and Plan of Merger.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser as of the Closing Date:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any operating subsidiaries except as set forth in the Offering Documents. The Company and each such subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect (as defined in Section 2.1(c) hereof) on the Company’s financial condition.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Merger Agreement and the Escrow Agreement by and among the Company, Koegto, Placement Agent and the Escrow Agent (the “Escrow Agreement”) (collectively, the “Transaction Documents”) and to issue and sell the Units in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding immediately prior to the Closing will be as set forth in the Memorandum. Except as set forth in the Company’s reports filed with the Commission or as contemplated by the Transaction Documents, the Agreement and Plan of Merger or the Memorandum, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. The Company has furnished or made available to the Purchasers true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (the “Certificate”), and the Company’s Bylaws as in effect on the date hereof (the “Bylaws”). For purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or financial condition of the Company and its subsidiaries, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(d) Issuance of Securities. The Units have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Common Stock which are part of the Units will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions imposed by applicable securities laws and except for those created by the Purchasers.

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clauses (i) and (iv) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and Closing Date, with respect solely to itself and not with respect to any other Purchaser:

(a) Organization and Good Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, partnership or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. Each Purchaser which is an entity has the requisite power and authority to enter into and perform this Agreement and each of the other Transaction Documents to which such Purchaser is a party and to purchase the Units being sold to it hereunder. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Purchaser is a party by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement and each of the other Transaction Documents to which such Purchaser is a party has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms thereof. If the purchaser is an individual, such individual is over 18 and has the legal capacity to enter into this Agreement.

(c) No Conflicts. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Purchaser is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws, operating agreement, partnership agreement or other organizational documents (if such Purchaser is not a natural person) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or any other Transaction Document to which such Purchaser is a party or to purchase the Units in accordance with the terms hereof.

(d) Acquisition for Investment. Such Purchaser is acquiring the Units proposed to be acquired by such Purchaser hereunder solely for its own account for the purpose of investment and not with a view to or for the resale or distribution of any part thereof. Such Purchaser does not have a present intention to sell such Units, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of such Units to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.2(h) below, such Purchaser does not agree to hold such Units for any minimum or other specific term and reserves the right to dispose of such Units at any time in accordance with federal and state securities laws applicable to such disposition.

(e) Accredited Investor; Suitability. Such Purchaser is an “accredited investor” as defined in Regulation D. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer. Such Purchaser has sufficient knowledge and experience in finance, securities, investments and other business matters to be able evaluate the risks and merits of its investment in the Company and to protect such Purchaser’s interests in connection with the transactions contemplated by this Agreement and such Purchaser has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Units and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

(f) Opportunities for Additional Information. Such Purchaser acknowledges that it has been given full access to such records of the Company, Kogeto and to the respective officers of the Company and Kogeto and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation. Such Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company and Kogeto concerning the financial and other affairs of the Company and Kogeto, as the case may be, and that all such questions have been answered to Purchaser’s full satisfaction. Except as expressly set forth in this Agreement, no oral or written representations or warranties have been made to Purchaser by the Company or Kogeto or by any respective agent, employee, or affiliate of the Company or Kogeto,. In making the decision to invest in the Company and its business, such Purchaser hereby acknowledges that such Purchaser has relied solely upon the Memorandum and that the Memorandum supersedes any other information provided to such Purchaser.

(g) Risk Factors. Such Purchaser is aware that an investment in the Units involves substantial risks. Purchaser has reviewed and understands the risk factors contained in the Memorandum. The purchases of the Units offered hereby must be regarded as the placing of funds at high risk in a new venture with all of the unforeseen costs, expenses, problems and difficulties to which such ventures are subject. There can be no assurance that the Company will be able to successfully implement its business plan or develop into a successful or profitable business.

(h) No General Solicitation. Such Purchaser acknowledges that Units were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(i) Restricted Securities. Such Purchaser understands that the Shares and Warrants are “restricted securities” under the Securities Act and that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement. Such Purchaser will not transfer any or all of such Purchaser’s Shares or Warrants absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such Purchaser’s Shares or Warrants without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities laws. Such Purchaser understands and agrees that the Shares have not been registered under the Securities Act or the securities laws of any state of the United States.

(j) Independent Investment. No Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Shares and Warrants compromising the Units purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Units.

(k) Trading Activities and Confidentiality. Other than the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, executed any acquisition or disposition, including short sales or puts, in the securities of the Company during the period commencing from the time that such Purchaser first received any material, whether in writing or otherwise, from the Company or any other person setting forth the material terms of the transactions contemplated hereunder. Such Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser agrees that it shall not, directly or indirectly, engage in any short sales with respect to the Common Stock for a period of one (1) year following the Closing.

(l) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other governmental agency has passed on or made recommendations or endorsement of the Units or the suitability of the investment in the Units nor have such authorities passed upon or endorsed the merits of the offering of the Units.

(m) Participation by Affiliates. Such Purchaser acknowledges and agrees that the officers, directors, affiliates and other insiders of the Company and of Northeast Auto are permitted to purchase Units in the Offering and that any such purchases shall be counted toward the amount of the Offering.

(n) Brokers. Other than to the Placement Agent, each Purchaser has no knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

(o) Escrow Agent. Each Purchaser agrees that all funds for subscriptions for the Units will be held by the Escrow Agent pursuant to the Escrow Agreement in a non-interest bearing account and that the Escrow Agent shall be authorized to release such funds to the Company upon satisfaction of the conditions to Closing. Each Purchaser hereby authorizes and directs the Company and the Placement Agent to direct the Escrow Agent to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, without interest. Each Purchaser agrees to be bound by the terms of the Escrow Agreement as if it is a signatory thereto.

(p) Correctness of Representation; Reliance. Such Purchaser understands that the Units are being offered and sold in reliance on a transactional exemption from the registration requirement of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein and the Investor Questionnaire accompanying this Agreement in the form attached hereto as Exhibit B (the “Investor Questionnaire”) in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Units. Such Purchaser further represents and warrants that this Agreement and the Investor Questionnaire do not contain any untrue statement or a material fact or omit any material fact concerning such Purchaser. Such Purchaser agrees, acknowledges and understands that the Company and its counsel are entitled to rely on the representations, warranties and covenants made by such Purchaser herein.

(q) Residency. Such Purchaser represents and warrants that Purchaser is a bona fide resident of, and is domiciled in, the state so designated on the signature page hereto.

ARTICLE III
CONDITIONS

Section 3.1 Conditions Precedent to the Obligation of the Company to Sell the Units. The obligation hereunder of the Company to issue and sell the Units to the Purchasers is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of Each Purchaser’s Representations and Warranties. The representations and warranties made by each Purchaser in this Agreement and each of the other Transaction Documents to which such Purchaser is a party qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by each Purchaser in this Agreement and each of the other Transaction Documents to which such Purchaser is a party not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Purchase Price. The Purchase Price for all of the Units shall have been delivered to the Escrow Agent pursuant to the Escrow Agreement and the aggregate amount of such Purchase Price shall be equal to or greater than the amount of the Offering.

(e) Delivery of Transaction Documents. Each Purchaser shall have duly executed and delivered to the Company each of the Transaction Documents to which it is a party.

(f) Closing of Koegto Transaction. Prior to or contemporaneous with the Closing, the Agreement and Plan of Merger shall have been consummated.

Section 3.2 Conditions Precedent to the Obligation of the Purchasers to Purchase the Units. The obligation hereunder of each Purchaser to acquire and pay for the Units is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(a) Accuracy of the Company’s Representations and Warranties. The representations and warranties made by the Company in this Agreement and each of the other Transaction Documents to which the Company is a party qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in this Agreement and each of the other Transaction Documents to which the Company is a party not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

(f) Delivery of Transaction Documents. The Company shall have duly executed and delivered to each Purchaser each of the Transaction Documents to which it is a party.

(g) Closing of Koegto Transaction. Prior to or contemporaneous with the Closing, the Agreement and Plan of Merger shall have been consummated.

ARTICLE IV
STOCK CERTIFICATE LEGEND

Section 4.1 Each certificate representing the Common Stock and the Warrants, and, if appropriate, securities issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

ARTICLE V
MISCELLANEOUS

Section 5.1 Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

Section 5.2 Entire Agreement; Amendment. This Agreement and the other Transaction Documents contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and at a majority of the Units and no provision hereof may be waived other than by an a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Units, as the case may be, then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of the Units, as the case may be.

Section 5.3 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

With a required copy to:

If to any Purchaser:

At the address of such Purchaser set forth on such Purchaser’s signature page to this Agreement, with copies to Purchaser’s counsel as set forth on such Purchaser’s signature page to this Agreement or as specified in writing by such Purchaser.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 5.4 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 5.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Following the Closing, any Purchaser may assign any or all of its rights under this Agreement to any person to whom such Purchaser assigns or transfers any Shares or Warrants comprising the Units, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares or Warrants, by the provisions of the Transaction Documents that apply to the Purchasers.

Section 5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 5.8 Governing Law. This Agreement and the other Transaction Documents shall be governed by the laws of the state of New York, without giving effect to principles of conflicts of laws. Each of the Company and the Purchasers (a) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (b) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 65.8 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereto agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

Section 5.9 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closings hereunder for a period of one year following the Closing Date.

Section 5.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of such party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 5.11 Severability. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 5.12 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

Section 5.13 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement and the other Transaction Documents to which it is a party are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any other Transaction Document. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Company acknowledges that the Purchasers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement. The Company and each Purchaser confirms that each Purchaser has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

Section 5.14 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Unless otherwise expressly provided, the word “including” shall mean including without limitation. The parties hereto intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached shall not detract from or mitigate the fact that such party is in breach of such representation, warranty, or covenant. All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

NORTHEAST AUTOMOTIVE HOLDINGS, INC.

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _________________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________________

Name of Authorized Signatory: ________________________________________________________

Title of Authorized Signatory: _________________________________________________________

Email Address of Authorized Signatory: __________________________________________________

Facsimile Number of Authorized Signatory: _______________________________________________

State of Residency / Domicile: _________________________________________________________

Address for Notice of Purchaser:

__________________________________________________
__________________________________________________
__________________________________________________

Attention: __________________________________________
Telephone No.: ______________________________________
Facsimile No.: ________________________________________

Address for Delivery of Units for Purchaser (if not same as address for notice):

__________________________________________________
__________________________________________________
__________________________________________________
Attention: __________________________________________

Number of Units: ____________ x $50,000.00 = $____________ (the “Purchase Price”)

EIN Number or SSN